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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 20, 1998

                      Fleet Bank (RI), National Association
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                on behalf of the

                          Fleet Credit Card Master Trust

         United States                                 [ ]                            050495490
-----------------------------------     ----------------------------------    -------------------------
(State or Other Jurisdiction of              (Commission File Number)           (IRS Employer
Incorporation)                                                                  Identification Number)

                      50 Kennedy Plaza
                         18th Floor
                  Providence, Rhode Island                                        02903
   -------------------------------------------------------     ----------------------------------------
          (Address of Principal Executive Office)                               (Zip Code)

Registrant's telephone number, including area code (401)  278-5451

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.    Not Applicable.

Item 2.    Not Applicable.

Item 3.    Not Applicable.

Item 4.    Not Applicable.

Item 5. On October 28, 1997, Advanta Corp. and Fleet Financial Group, Inc. ("Fleet Financial Group") entered into a Contribution Agreement (the "Contribution Agreement") pursuant to which they agreed that Advanta Corp. and certain of its subsidiaries, including Advanta National Bank (the "Advanta Contributors"), and Fleet Financial Group and certain of its subsidiaries (the "Fleet Contributors"), would contribute certain of the assets and liabilities relating to their respective consumer credit card businesses to a newly created Rhode Island limited liability company, Fleet Credit Card, LLC (the "LLC"), initially in exchange for a 4.99% membership interest in the LLC to the Advanta Contributors and 95.01% membership interest to the Fleet Contributors and the assumption of certain liabilities, and, prior to such contribution, the LLC would direct the Fleet Contributors and the Advanta Contributors to transfer to Fleet Bank (RI), National Association ("Fleet (RI)"), a national banking association with its principal executive office located in Rhode Island and a subsidiary of Fleet Financial Group, certain of those assets and liabilities, including their credit card accounts and the assets and liabilities of Advanta National Bank relating to the ADVANTA Credit Card Master Trust. On February 20, 1998 the Advanta Contributors and the Fleet Contributors transferred to Fleet Bank (RI) those assets and liabilities (collectively, the "Transfer").

           On February 20, 1998, immediately prior to the Transfer, Advanta National Bank, as seller and servicer (in such capacities, the "Seller" and "Servicer," respectively), and The Chase Manhattan
           Bank as trustee (in such capacity, the "Trustee"), entered into the Third Amendment (the "Third Amendment") to the Amended and Restated Pooling and Servicing Agreement dated as of April 1, 1992
           (the "Pooling and Servicing Agreement") between Advanta National Bank as Seller and Servicer and the Trustee to permit Advanta National Bank to assign and delegate to Fleet (RI), all of Advanta National Bank's rights and obligations under the Pooling and Servicing Agreement and to change the name of the ADVANTA Credit Card Master Trust to the Fleet Credit Card Master Trust. On February 20, 1998, immediately after the Third Amendment became effective and simultaneously with the Transfer, Advanta National Bank, Fleet
           (RI), the LLC and the Trustee entered into a Supplemental Agreement under which (I) Advanta National Bank transferred to Fleet (RI), and Fleet (RI) accepted and assumed, all of Advanta National Bank's rights and obligations under the Pooling and


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           Servicing Agreement, (ii) Fleet (RI) became Seller and Servicer of the Trust, (iii) Advanta National Bank was released from any continuing obligations under the Pooling and Servicing Agreement,
           (iv) the name of the ADVANTA Credit Card Master Trust was changed to Fleet Credit Card Master Trust, and (iv) Advanta National Bank and Fleet (RI) filed with the appropriate governmental authorities Uniform Commercial Code financing statements reflecting the transfer to and assumption by Fleet (RI).

Item 6.    Not Applicable.

Item 7.    Financial Statements, Pro Forma Financial Informations and Exhibits.

                      Exhibits

                      4.1 Third Amendment to Amended and Restated Pooling and Servicing Agreement dated as of February 20, 1998.

                      4.2        Supplemental Agreement dated as of February 20,
                                 1998.

Item 8.    Not Applicable.

Item 9.    Not Applicable.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                            FLEET BANK (RI), NATIONAL
                                            ASSOCIATION
                                            On behalf of the Fleet Credit Card
                                              Master Trust

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


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                                  EXHIBIT INDEX

Exhibit                         Description
-------                         -----------

4.1 Third Amendment to Amended and Restated Pooling and Servicing Agreement dated as of February 20, 1998.

4.2        Supplemental Agreement dated as of February 20, 1998.


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